United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 10, 2017

Fidelity National Information Services, Inc.

(Exact Name of Registrant as Specified in its Charter)

001-16427

(Commission File Number)

Georgia	37-1490331
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

601 Riverside Avenue

Jacksonville, Florida 32204

(Addresses of Principal Executive Offices)

(904) 438-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry Into a Material Definitive Agreement

On July 10, 2017, Fidelity National Information Services, Inc. (“FIS”) completed its issuance and sale of €500,000,000 in aggregate principal amount of its 0.400% Senior Notes due 2021 (the “2021 Euro Notes”), €500,000,000 in aggregate principal amount of its 1.100% Senior Notes due 2024 (the “2024 Euro Notes” and, collectively with the 2021 Euro Notes, the “Euro Notes”) and £300,000,000 in aggregate principal amount of its 1.700% Senior Notes due 2022 (the “Sterling Notes” and, collectively with the Euro Notes, the “Notes”).

The sale of the Notes was made pursuant to the terms of an Underwriting Agreement, dated June 26, 2017 (the “Underwriting Agreement”) with Barclays Bank PLC and J.P. Morgan Securities plc, as representatives of the underwriters named therein, and the other underwriters named therein. The Underwriting Agreement was filed as Exhibit 1.1 to the current report on Form 8-K of FIS, filed with the Securities and Exchange Commission (the “Commission”) on June 29, 2017.

The Notes were issued pursuant to an Indenture dated as of April 15, 2013, among FIS, certain other parties thereto and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), as supplemented by the Twelfth Supplemental Indenture with respect to the 2021 Notes (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of July 10, 2017, between FIS and the Trustee, as supplemented by the Thirteenth Supplemental Indenture with respect to the 2024 Notes (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of July 10, 2017, between FIS and the Trustee, and as supplemented by the Fourteenth Supplemental Indenture with respect to the 2022 Notes (attached hereto as Exhibit 4.3 and incorporated herein by reference), dated as of July 10, 2017, between FIS and the Trustee.

The Notes were offered and sold pursuant to the automatically effective Registration Statement on Form S-3ASR (File No. 333-212372) of FIS filed with the Commission on July 1, 2016, as supplemented by a preliminary prospectus supplement dated June 26, 2017 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933, on June 26, 2017), a free writing prospectus dated June 26, 2017 (filed with the Commission pursuant to Rule 433 under the Securities Act of 1933, on June 27, 2017) and a final prospectus supplement dated June 26, 2017 (filed with the Commission pursuant to Rule 424(b)(5) under the Securities Act of 1933 on June 28, 2017).

Item 8.01. Other Events.

A copy of the opinion letter of Willkie Farr & Gallagher LLP relating to the validity of the Notes is filed as Exhibit 5.1 hereto, and a copy of the opinion letter of Nelson Mullins Riley & Scarborough LLP concerning legal matters related to Georgia law is filed as Exhibit 5.2 hereto.

FIS issued a press release on July 10, 2017 announcing the pricing, and issued a press release on July 11, 2017 announcing the early tender results and amendment to tender caps, of its previously announced cash tender offers for certain of its outstanding series of senior notes. Copies of the press releases are attached as Exhibits 99.1 and 99.2 and the information set forth therein is incorporated herein by reference and constitutes a part of this report.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit

4.1	Twelfth Supplemental Indenture, dated as of July 10, 2017

4.2	Thirteenth Supplemental Indenture, dated as of July 10, 2017

4.3	Fourteenth Supplemental Indenture, dated as of July 10, 2017

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.6	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated July 10, 2017

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated July 10, 2017

23.1	Consent of Willkie Farr & Gallagher LLP, dated July 10, 2017 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated July 10, 2017 (included in Exhibit 5.2 above)

99.1	Press Release, dated July 10, 2017, of Fidelity National Information Services, Inc.

99.2	Press Release, dated July 11, 2017, of Fidelity National Information Services, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Fidelity National Information Services, Inc.

Date: July 11, 2017	By:	/s/ Marc M. Mayo
	Name:	Marc M. Mayo
	Title:	Executive Vice President and Chief Legal Officer

Exhibit Index

Exhibit No.	Exhibit

4.1	Twelfth Supplemental Indenture, dated as of July 10, 2017

4.2	Thirteenth Supplemental Indenture, dated as of July 10, 2017

4.3	Fourteenth Supplemental Indenture, dated as of July 10, 2017

4.4	Form of Senior Note (included as Exhibit A to Exhibit 4.1 above)

4.5	Form of Senior Note (included as Exhibit A to Exhibit 4.2 above)

4.6	Form of Senior Note (included as Exhibit A to Exhibit 4.3 above)

5.1	Legal Opinion of Willkie Farr & Gallagher LLP, dated July 10, 2017

5.2	Legal Opinion of Nelson Mullins Riley & Scarborough LLP, dated July 10, 2017

23.1	Consent of Willkie Farr & Gallagher LLP, dated July 10, 2017 (included in Exhibit 5.1 above)

23.2	Consent of Nelson Mullins Riley & Scarborough LLP, dated July 10, 2017 (included in Exhibit 5.2 above)

99.1	Press Release, dated July 10, 2017, of Fidelity National Information Services, Inc.

99.2	Press Release, dated July 11, 2017, of Fidelity National Information Services, Inc.